Exhibit 99.1

Expedia Group Raising New Capital

Apollo and Silver Lake to anchor the financing

SEATTLE, April 23, 2020 – Expedia Group, Inc. announced today that it is raising approximately $3.2 billion of new capital, consisting of a $1.2 billion private placement of perpetual preferred stock and approximately $2 billion in new debt financing. These efforts are part of a comprehensive strategy to enhance Expedia Group’s financial flexibility and strengthen its liquidity position. Investment funds managed by affiliates of Apollo Global Management, Inc. and Silver Lake, two of the world’s leading alternative asset investors, are providing the equity investment.  David Sambur, Co-Lead Partner of Apollo’s private equity business, and Greg Mondre, Co-CEO and Managing Partner of Silver Lake, will join the Expedia Group Board of Directors upon the closing of the fund raising transactions, which is expected on May 5, 2020.

“Between the significant steps Expedia Group continues to take to simplify the business, the talented leaders I have gotten to know over the last several months, and this new funding, we are in better position to continue to rise to the current challenge and come out even stronger than before – we understand the financial challenges ahead and we will continue to prudently address those needs,” said Peter Kern, Vice Chairman, Expedia Group.  “We are excited to have Apollo and Silver Lake as valued partners in this effort as they share our strong belief in the long-term growth of Expedia and look forward to David and Greg’s invaluable insights as Board members.”

“Expedia is a world-class company with an unparalleled collection of online travel brands and access to vast diversified travel supply, and we are thrilled to partner with management and the Board to drive its continued growth and innovation. This investment helps ensure the company has the resources to sustain market leadership and emerge from the current economic environment stronger than ever,” said Reed Rayman, a Partner in Private Equity at Apollo. “Investing significant new equity in a company of Expedia’s global scale and reach will help strengthen its financial position to continue to serve millions of travelers worldwide,” added Jason Scheir, Apollo Partner and Head of US Hybrid Value.

Greg Mondre and Joe Osnoss, Managing Partners of Silver Lake, commented, “Our firm has long admired Expedia as a true e-commerce pioneer that has helped define how people use technology to book and experience travel.  We are honored to partner with Barry, Peter, the Board, and management as Expedia embarks on its strategy for continued leadership and growth well into the future.”

Recent Developments and Preliminary Financial Estimates

More detailed descriptions of the transactions outlined above were included in a current report filed by Expedia Group with the SEC today, which is available on the Company’s Investor Relations website.  The SEC report also includes an update regarding the Expedia Group’s business and financial performance, including preliminary estimates for certain operational and financial metrics for the quarter ended March 31, 2020.   The Company has not yet completed its standard financial close procedures for the quarter and final results may differ materially from the estimates included today.

Advisors

J.P. Morgan and Moelis & Company LLC are serving as joint financial advisors and placement agents to Expedia Group and Wachtell, Lipton, Rosen & Katz is acting as legal counsel.  Evercore is acting as lead financial advisor to Apollo; Goldman Sachs & Co. LLC is also advising Apollo.  Sidley Austin LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal counsel to Apollo.  Simpson Thacher & Bartlett LLP is serving as legal counsel to Silver Lake.

This release does not constitute an offer to sell or the solicitation of an offer to purchase any securities of Expedia Group or any other person. Any securities that may be offered by Expedia Group in the future in connection with a potential transaction will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or any other applicable securities laws and will be issued in reliance upon exemptions from the registration requirements of the securities act and such laws. The potential transaction discussed herein is not an offering in any jurisdiction where the making of such offer on the terms provided herein is not permitted by law. No federal, state or foreign securities commission or regulatory authority has confirmed the accuracy or completeness or determined the adequacy of this document or any securities that may be offered in the future in connection with a potential transaction.

-ENDS-

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect current expectations and projections about future events, are based on currently available information and are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others:  risks related to the ongoing global coronavirus (COVID-19) pandemic and the significant adverse global impact that it has had on the travel industry and our business; an increasingly competitive global environment, as well as other risks detailed in our public filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2019 and our current report Form 8-K filed with the SEC on April 23, 2020. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations.  In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this press release may not in fact occur.  Accordingly, you should not place undue reliance on those statements.  We are not under any obligation, and do not intend, to publicly or otherwise update, review or revise any forward-looking statement or other statement in this document, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results express or implied by these forward-looking statements will not be realized.

About Expedia Group

Expedia Group (NASDAQ: EXPE) helps knock down the barriers to travel, making it easier, more enjoyable, more attainable and more accessible. We are here to bring the world within reach for customers and partners around the globe. We leverage our platform and technology capabilities across an extensive portfolio of businesses and brands to orchestrate the movement of people and the delivery of travel experiences on both a local and global basis. Our family of travel brands includes: Brand Expedia®, Hotels.com®, Expedia® Partner Solutions, Vrbo®, Egencia®, trivago®, HomeAway®, Orbitz®, Travelocity®, Hotwire®, Wotif®, ebookers®, CheapTickets®, Expedia Group™ Media Solutions, Expedia Local Expert®, CarRentals.com™, Expedia® CruiseShipCenters®, Classic Vacations®, Traveldoo®, VacationRentals.com and SilverRail™.

© 2019 Expedia, Inc. All rights reserved. Trademarks and logos are the property of their respective owners. CST: 2029030-50

About Apollo

Apollo is a leading global alternative investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo. Apollo had assets under management of approximately $331 billion as of December 31, 2019 in credit, private equity and real assets funds invested across a core group of nine industries where Apollo has considerable knowledge and resources.

About Silver Lake

Silver Lake is the global leader in technology investing, with over $40 billion in combined assets under management and committed capital and a team of approximately 100 investment and operating professionals located in Silicon Valley, New York, London and Hong Kong. Silver Lake’s portfolio of investments collectively generates more than $230 billion of revenue annually and employs 370,000 people globally. For more information about Silver Lake and its portfolio, please visit silverlake.com.

Media Contacts:

Dave McNamee

dmcnamee@expediagroup.com

Alex J. Stockham

astockham@rubenstein.com

Apollo Media Contact:

Joanna Rose

jrose@apollo.com

Silver Lake Media Contact:

Jennifer Stroud

jennifer.stroud@edelman.com